Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8979%



        Excess Protection Level
          3 Month Average   4.69%
          May, 1997   4.46%
          April, 1997   3.78%
          March, 1997   5.81%


        Cash Yield                                  17.28%


        Investor Charge Offs                         4.53%


        Base Rate                                    8.29%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $ 27,132,480,390.99


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 4,186,442,872.50